                                                                   EXHIBIT 10.24

   NUMBER: WC4006                                                 **833** SHARES

                                  VASCO CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

This Certifies that JAMES P. ROACHE, 730 N. Wabash, Chicago, Illinois 60611 (the "holder") is the owner of 833 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of VASCO CORP. (the "Company") at any time through JUNE 1, 2001, (the "exercise date") at an exercise price of $4.50 per Warrant and subject to the terms, conditions and limitations set forth herein. The shares of Common Stock underlying these Warrants shall have "piggy back registration rights" and will therefore be included in the next registration statement to be filed with the SEC. The effective date of these warrants is August 13, 1996.


As of Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event, at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for investment only and not with a view to the resale or distribution thereof and
(ii) that any subsequent resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, or approved by the Company, as to the applicability of such exemption.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 13th day of August, 1996.



               __________________________________________________
                               SecretaryPresident
                             (Apply Corporate Seal)

                                   SCHEDULE I
                                TO EXHIBIT 10.24


                                                       Issue             Expiration         Warrant     Warrants
                  Name                                 Date                 Date             Price      Issued
Hutson, Richard W.                                    08/13/96           09/28/2001          4.50       2,499
Mini-Flix, Inc.                                       08/13/96           09/28/2001          4.50         833
Parrish, Charles E.                                   08/13/96           09/28/2001          4.50         833
Wright, Jeffrey A.                                    08/13/96           09/28/2001          4.50         833
Graham, William M.                                    08/13/96           09/28/2001          4.50         833
Roache, James P.                                      08/13/96           09/28/2001          4.50         833
Flynn, John F. & Stephanie B.                         08/13/96           09/28/2001          4.50       1,666
Parrish, Charles D.                                   08/13/96           09/28/2001          4.50         833
Clark, Stephen D.                                     08/13/96           09/28/2001          4.50       1,666
Anderson, John B.                                     08/13/96           09/28/2001          4.50         833
Remmers, Calvin C. & Nancy A.                         08/13/96           09/28/2001          4.50         600
Seibert, Mary Jo                                      08/13/96           09/28/2001          4.50         833
McMurrough, Marilyn & Mark                            08/13/96           09/28/2001          4.50       4,165
Graham, Michael R. TTEE                               08/13/96           09/28/2001          4.50         833
FBO Michael R. Graham
Wiggen, Ralph E.                                      08/13/96           09/28/2001          4.50         833
Wiggen, Patricia A. TTEE FBO                          08/13/96           09/28/2001          4.50         563
Patricia A. Wiggen U/T/A/D
Wiggen, Bernhardt Braa TTEE FBO
Bernhardt Braa Wiggen U/T/A/D                         08/13/96           09/28/2001          4.50         840
Wiggen, Bonnie D.                                     08/13/96           09/28/2001          4.50      11,250
Wiggen, Michael B.                                    08/13/96           09/28/2001          4.50       3,750